                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               September 28, 1995
                   (Earliest event reported - July 19, 1995)

                         Commission File Number 0-8092

                            OXIS INTERNATIONAL, INC.
                             A Delaware corporation
                 I.R.S. Employer Identification No. 94-1620407
                        6040 N. Cutter Circle, Suite 317
                              Portland, OR  97217
                           Telephone:  (503) 283-3911
                              FAX:  (503) 283-4058

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) and (b) Financial Statements and Pro Forma Financial Information
            --------------------------------------------------------

     On August 3, 1995, the Company filed a Report on Form 8-K reporting the acquisition of Therox Pharmaceuticals, Inc. ("Therox"). The Report on Form 8-K indicated that additional financial information would be filed under cover of a Form 8-K/A report. The additional financial information is provided herewith, as follows.

     . Audited financial statements of Therox as of, and for the two years ended, December 31, 1994.

     . Unaudited financial statements of Therox as of, and for the three months ended March 31, 1995.

     . Pro forma balance sheets for the two companies combined as of December 31, 1994 and March 31, 1995.

     . Pro forma statements of operations for the two companies for the year ended December 31, 1994 and for the three months ended March 31, 1995.

(c)  Exhibits
     --------

     Exhibit 99(1) Audited financial statements of Therox as of, and for the two years ended, December 31, 1994.

     Exhibit 99(2) Unaudited financial statements of Therox as of, and for the three months ended March 31, 1995.

     Exhibit 99(3) Unaudited pro forma financial information including:

     . A pro forma balance sheet for the two companies combined as of December 31, 1994.

     . A pro forma statement of operations for the two companies combined for the year ended December 31, 1994.

     . A pro forma balance sheet for the two companies combined as of March 31, 1995.

     . A pro forma statement of operations for the two companies combined for the three months ended March 31, 1995.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 28, 1995                  OXIS International, Inc.


                                         s/ Jon S. Pitcher
                                         -----------------------
                                         Jon S. Pitcher
                                         Chief Financial Officer

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                                 EXHIBIT INDEX

                                                                      Page
Exhibit                                                              Number
-------                                                              ------
99(1)                  Audited financial statement of
                       Therox as of, and for the two
                       years ended, December 31, 1994.                  5

99(2)                  Unaudited financial statements
                       of Therox as of, and for the three
                       months ended March 31, 1995.                    14

99(3)                  Unaudited pro forma financial
                       information including:                          19
                       .  A pro forma balance sheet for
                          the two companies combined as
                          of December 31, 1994.
                       .  A pro forma statement of operations
                          for the two companies combined for
                          the year ended December 31, 1994.
                       .  A pro forma balance sheet for the
                          two companies combined as of
                          March 31, 1995.
                       .  A pro forma statement of operations
                          for the two companies combined for
                          the three months ended March 31, 1995.

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